Exhibit 10.2

Recording Requested By Ticor Title of Nevada When Recorded Mail To Rubicon Mortgage Fund, LLC 3575 Mt. Diablo Blvd., Suite 215 Lafayette CA 94549 Title Order No. 012003533-CD
Space above this line for recorder’s use

DEED OF TRUST
RECORDER: INDEX FOR SPECIAL NOTICE

Loan No. ALT002

This Deed of Trust, made this 25th day of July  2012, among the Trustor, Altair Nanotechnologies Inc., a Delaware corporation, whose address is 204 Edison Way, Reno, NV (herein “Borrower”), Ticor Title Company of Nevada, whose address is 5441 Kietzke Lane, Suite 100, Reno, NV 89511 (herein “Trustee”), and the Beneficiary, Suncrest Homes 30, LLC, a California limited liability company, as to 350,000/1,000,000 undivided interest, whose address is 300 H Street, Suite D, Antioch, CA 94509, Pacific BVL Corp., a California corporation, as to an undivided 300,000/1,000,000 interest, whose address is 1576 16th Avenue, San Francisco, CA 94122 and Rubicon Mortgage Fund, LLC, a California limited liability company as to an undivided 350,000/1,000,000 interest, whose address is 3575 Mt. Diablo Blvd., Suite 215, Lafayette, CA 94549  (herein “Lender”).

The beneficiaries (or assignees) of this deed of trust have agreed in writing to be governed by the desires of the holders of more than 50% of the record beneficial interest therein with respect to actions to be taken on behalf of all holders in the event of default or foreclosure or for matters that require direction or approval of the holders, including designation of the broker, servicing agent, or other person acting on their behalf, and the sale, encumbrance or lease of real property owned by the holders resulting from foreclosure or receipt of a deed in lieu of foreclosure.

GRANT IN TRUST

BORROWER, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants, transfers, conveys and assigns to Trustee, in trust, with power of sale, the following described property in “Exhibit A” attached hereto.TOGETHER with all the improvements now or hereafter erected on the property, and all easements, rights, appurtenances, rents (subject however to the rights and authorities given herein to Lender to collect and apply such rents), royalties, mineral, oil and gas rights and profits, water, and water rights, and water stock, and all fixtures now or hereafter attached to the property, all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the property covered by this Deed of Trust; and all of the foregoing, together with said property (or the leasehold estate if this Deed of Trust is on a leasehold) are herein referred to as the “Property.”  The address for the Property is generally known to be:  204 Edison Way, Reno, Nevada (APN: 012-319,13), which is located in the County of Washoe.

THIS DEED OF TRUST IS MADE TO SECURE TO LENDER:

(a) the repayment of the indebtedness evidenced by Borrower’s note (herein “Note”) dated 7/25/12, in the principal sum of U.S. $1,000,000.00, with payment of interest thereon, the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Deed of Trust; the performance of the covenants and agreements of Borrower herein contained; and (b) repayment of any future advances, with interest thereon, made to the Borrower by Lender pursuant to paragraph 19 hereof (herein “Future Advances”); and in addition (c) this Deed of Trust shall provide the same security on behalf of the Lender, to cover extensions, modifications or renewals, including without limitation, extensions, modifications or renewals of the Note at a different rate of interest; and the performance of the covenants and agreements of Borrower herein contained.

Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property, that the Property is unencumbered except for encumbrances of record, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to encumbrances of record.

UNIFORM COVENANTS. BORROWER AND LENDER COVENANT AND AGREE AS FOLLOWS:

1. Payments of Principal and/or Interest. Borrower shall promptly pay, when due, the principal of and/or interest on the indebtedness evidenced by the Note, prepayment and late charges as provided in the Note, and the principal of and/or interest on any Future Advances secured by the Deed of Trust.

2. Funds for Taxes and Insurance (Impounds). Subject to applicable law, and if required by the Lender, Borrower shall pay to Lender on the day monthly payments of principal and interest are payable under the Note, until the Note is paid in full, a sum (herein “Funds”) equal to one-twelfth of the yearly taxes and assessments (including condominium and planned unit development assessments, if any) which may attain priority over this Deed of Trust, and ground rents on the Property, if any, plus one-twelfth of yearly premium installments for hazard insurance, plus one-twelfth of yearly premium installments for mortgage insurance,  if any, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. Borrower shall not be obligated to make such payments of Funds to Lender to the extent that Borrower makes such payments to the holder of a prior mortgage or deed of trust if such holder is an institutional Lender.

If Borrower pays Funds to Lender, the Funds shall be held in an institution the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said taxes, assessments, insurance premiums and ground rents. Lender may not charge for so holding and applying the Funds, analyzing said account or verifying and compiling said assessments and bills, unless Lender pays Borrower interest on the Funds and applicable law permits Lender to make such a charge. Borrower and Lender may agree in writing at the time of execution of this Deed of Trust that interest on the Funds shall be paid to Borrower, and unless such an agreement is made or applicable law requires such interest to be paid, Lender shall not be required to pay Borrower any interest or earnings on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Deed of Trust.

If the amount of Funds held by Lender, together with the future monthly installments of Funds payable prior to the due dates of taxes, assessments, insurance premiums and ground rents, shall exceed the amount required to pay said taxes, assessments, insurance premiums and ground rents, such excess shall be, at Borrower’s option, either promptly repaid to Borrower or credited to Borrower on monthly installments of Funds. If the amount of the Funds held by Lender shall not be sufficient to pay taxes, assessments, insurance premiums and ground rents as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency in one or more payments as Lender may require.

Upon payment in full of all sums secured by this Deed of Trust, Lender shall promptly refund to Borrower any Funds held by Lender. If under Paragraph 18 hereof the Property is sold or the Property is otherwise acquired by Lender, Lender shall apply, no later than immediately prior to the sale of the Property or its acquisition by Lender, any Funds held by Lender at the time of application as a credit against the sums secured by this Deed of Trust.

3. Application of Payments. Unless applicable law provides otherwise, all payments received by Lender under the Note and paragraphs 1 and 2 hereof shall be applied by Lender first in payment of amounts payable to Lender by Borrower under paragraph 2 hereof, if applicable, then to interest payable on the Note, then to the principal of the Note, and then to interest and principal on any Future Advances.

4. Prior Mortgages and Deeds of Trust; Liens. Borrower shall perform all of Borrower’s obligations under any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust, including Borrower’s covenants to make payments when due. Borrower shall pay or cause to be paid, at least 10 days before delinquency, all taxes, assessments and other charges, fines and impositions attributable to the Property which may attain a priority over this Deed of Trust, and leasehold payments or ground rents, if any.

5. Hazard Insurance. Borrower agrees to provide, maintain and deliver to Lender fire insurance satisfactory and with loss payable to Lender. The amount collected under any fire or other insurance policy may be applied by Lender upon any indebtedness secured hereby and in such order as Lender may determine, or at option of Lender the entire amount so collected or any  part thereof may be released to the Borrower. Such application or release shall not cure or waive any Default or Notice of Default hereunder or invalidate any  act done pursuant to such notice.

The insurance carrier providing the insurance shall be chosen by Borrower subject to approval by Lender; provided that such approval shall not be unreasonably withheld. All insurance policies and renewals thereof shall be in a form acceptable to Lender and  shall include a standard mortgage clause in favor of and in a form acceptable to Lender. Lender shall have the right to hold the policies and renewals thereof, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust.

In the event of a loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.

If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is mailed by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply their insurance proceeds at Lender’s option either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

If Borrower obtains earthquake, flood or any other hazard insurance, or any other insurance on the Property, and such insurance is not specifically required by the Lender, then such insurance shall: (i) name the Lender as loss payee thereunder, and (ii) be subject to all of the provisions of this paragraph 5.

6. Preservation and Maintenance of Property; Leaseholds; Condominiums; Planned Unit Developments. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property and shall comply with the provisions of any lease if this Deed of Trust is on a leasehold. If this Deed of Trust is on a unit in a condominium or a planned unit development, Borrower shall perform all of Borrower’s obligations under the declaration of covenants creating or governing the condominium or planned unit development, the by-laws and regulations of the condominium or planned unit development, and constituent documents.

6-A. Convenant to Keep Property Free of Hazardous Substances: 6-A : Covenant to Keep Property Free of Hazardous Substances: Without limiting in any manner  whatsoever, any other covenant or condition contained in this Deed of Trust, or  contained in the loan documents delivered by Borrower to Lender in respect to the loan evidenced by the Note and this Deed of Trust, or any other rights that Lender has under any other applicable law, and without limiting the provisions of any other environmental indemnity agreement given by Borrower or any guarantor of the loan evidenced by the Note, if any,  Borrower agrees, at its sole cost and expense, and and in a manner satisfactory to Lender,  to keep the Property free of any “Hazardous Substance 1”, whether such Hazardous Substance was previously existing on the Property prior to the delivery to Lender of this Deed of Trust and is later discovered, or whether a Hazardous Substance is on the Property in the future.  Borrower shall take all actions to commence and complete the remove of Hazardous Substances from the Property, immediately upon discovery by Borrower or upon or notification to Borrower of the existence of  a Hazardous Substance on the Property from any regulatory agency or entity. Borrower further agrees at its sole cost and expense to hold Trustee and  Lender and their respective directors, officers, employees  agents, assignees and/or successors,  harmless against any loss, liability , damage (whether direct or consequential), claims, penalties, fines and expenses of any kind (including without limitation attorney’s fees, expert fees and court costs), arising under any Hazardous Substance Law, or any other liability, which may be incurred by or asserted against Trustee or  Lender and their respective directors, officers, employees  agents, assignees and/or successors, directly or indirectly resulting from the presence of a Hazardous Substance on the Property, provided however that such indemnity shall not apply to matters caused by the willful misconduct of Trustee or Lender.  The obligations under this section are intended to survive the foreclosure, release or reconveyance of this Deed of Trust, whether by payment of the Note, or any deed in lieu of foreclosure of the Property, or any seizure of the Property under any law, including under any Hazardous Substance Law.

Protection of Lender’s Security. If Borrower  fails to perform the covenants and agreements contained in this Deed of Trust, or the Note, or if any action or proceeding is commenced which affects Lender’s interest in the Property,  or any other security given to Lender by Borrower to repay the Note, then Lender, at Lender’s option and in its sole and absolute discretion may take such actions as Lender deems necessary to protect its interests under this Deed of Trust, without regard to the adequacy or sufficiency of any security given to Lender to secure repayment of the Note.  Accordingly, Lender may at its option make such appearances, disburse such sums, including attorney’s fees, and take such actions which are deemed necessary by Lender to protect its interests.  If Lender required mortgage insurance as a condition of making the loan secured by this Deed of Trust, Borrower shall pay the premiums required to maintain such insurance in effect until such time as the requirement for such insurance terminates in accordance with Borrower and Lender’s written agreement or applicable law.

1 HAZARDOUS SUBSTANCE" MEANS AND INCLUDES ASBESTOS OR ANY SUBSTANCE CONTAINING ASBESTOS, POLYCHLORINATED BIPHENYLS, ANY EXPLOSIVES, RADIOACTIVE MATERIALS, CHEMICALS KNOWN OR SUSPECTED TO CAUSE CANCER OR REPRODUCTIVE TOXICITY, POLLUTANTS, EFFLUENTS, CONTAMINANTS, EMISSIONS, INFECTIOUS WASTES, ANY PETROLEUM OR PETROLEUM-DERIVED WASTE OR PRODUCT OR RELATED MATERIALS AND ANY ITEMS DEFINED AS HAZARDOUS, SPECIAL OR TOXIC MATERIALS, SUBSTANCES OR WASTE UNDER ANY HAZARDOUS SUBSTANCE LAW, OR ANY MATERIAL WHICH SHALL BE REMOVED FROM THE PROPERTY PURSUANT TO ANY ADMINISTRATIVE ORDER OR ENFORCEMENT PROCEEDING OR IN ORDER TO PLACE THE PROPERTY IN A CONDITION THAT IS SUITABLE FOR ORDINARY USE; (D) "HAZARDOUS SUBSTANCE LAWS" COLLECTIVELY MEANS AND INCLUDES ANY PRESENT AND FUTURE LOCAL, STATE, FEDERAL OR INTERNATIONAL LAW OR TREATY RELATING TO PUBLIC HEALTH, SAFETY OR THE ENVIRONMENT INCLUDING WITHOUT LIMITATION, THE RESOURCE CONSERVATION AND RECOVERY ACT, AS AMENDED ("RCRA"), 42 U.S.C. § 6901 ET SEQ., THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT ("CERCLA"), 42 U.S.C. § 9601 ET SEQ., AS AMENDED BY THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986 ("SARA"), THE HAZARDOUS MATERIALS TRANSPORTATION ACT, 49 U.S.C. § 1801 ET SEQ., THE CLEAN WATER ACT, 33 U.S.C. § 1251 ET SEQ., THE CLEAN AIR ACT, AS AMENDED 42 U.S.C. § 7401 ET SEQ., THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. § 2601 ET SEQ., THE SAFE DRINKING WATER ACT, 42 U.S.C. § 300F ET SEQ., THE URANIUM MILL TAILINGS RADIATION CONTROL ACT, 42 U.S.C. § 7901 ET SEQ., THE OCCUPATIONAL SAFETY AND HEALTH ACT, 29 U.S.C. § 655 ET SEQ., THE FEDERAL INSECTICIDE, FUNGICIDE AND RODENTICIDE ACT, 7 U.S.C. § 136 ET SEQ., THE NATIONAL ENVIRONMENTAL POLICY ACT, 42 U.S.C. § 4321 ET SEQ., THE NOISE CONTROL ACT, 42 U.S.C. § 4901 ET SEQ., AND THE EMERGENCY PLANNING AND COMMUNITY RIGHT-TO-KNOW ACT, 42 U.S.C. § 11001 ET SEQ., AND THE AMENDMENTS, REGULATIONS, ORDERS, DECREES, PERMITS, LICENSES OR DEED RESTRICTIONS NOW OR LATER PROMULGATED UNDER SUCH LAW;

Any amounts disbursed by Lender or its agents, pursuant to this Paragraph 7, with interest thereon at the contract rate, including but not limited to disbursements for delinquent taxes and assessments, insurance premiums due, delinquent amounts owed to senior lienors on the Property, attorney’s fees, court costs,  inspection costs, appraisals,  reports, hiring of any professionals , making advances needed to generally protect the Property,  or any other disbursement deemed in Lender’s sole and absolute discretion to be necessary to protect Lender’s interests in the Property (or other security given to Lender to secure repayment of the Note), shall become additional  indebtedness of Borrower secured by this Deed of Trust and shall be due and payable in addition to all other sums owing on the Note and Deed of Trust. Such amounts as are disbursed by Lender shall be payable upon notice from Lender to Borrower and shall bear interest from the date of disbursement at the rate payable on the Note. Nothing contained in this Paragraph 7 shall require Lender to incur any expense or take any action hereunder.

8. Inspection. Lender may make or cause to be made reasonable entries upon and inspection of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefore related to Lender’s interest in the Property.

9. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in conjunction with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust.

10. Borrower Not Released. At any time or from time to time, without liability therefore and without notice upon written request of Lender and presentation of this Deed and said Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join  in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge thereof. Trustee may, but shall be under no obligation or duty to, appear in or defend any action or proceeding purporting to affect said property or the title thereto, or purporting to affect the security hereof or the rights or powers of Lender or Trustee.

11. Forbearance by Lender Not a Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender’s right to accelerate the maturity of the indebtedness secured by this Deed of Trust.

12. Remedies Cumulative. All remedies provided in this Deed of Trust are distinct and cumulative to any other or remedy under this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively.

13. Successors and Assigns Bound; Joint and Several Liability; Co-signers. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 18 hereof. All covenants and agreements of Borrower shall be joint and several.

14. Notice. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be given by delivering it or by mailing such notice by certified mail addressed to Borrower or the Property at the Property Address or at such other address (send Borrower Notices to 204 Edison Way, Reno, NV) as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given by certified mail to Lender, in care of Lender’s Servicing Agent (“Agent”), Suncrest Homes 30, LLC, Pacific BVL Corporation, and Rubicon Mortgage Fund, LLC, c/o Rubicon Capital Partners, Inc., 3575 Mt. Diablo Blvd., Suite 215, Lafayette, CA 94549 or to such other address as Lender or Agent may designate by notice to Borrower as provided herein. Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.

15. This Deed of Trust shall be governed by the Laws of the State of Nevada. In the event that any provision or clause of this Deed of Trust or the Note conflicts with applicable law, such conflict shall not effect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of the Deed of Trust are declared to be severable.

16. Lender’s Right to Require The Loan to be Paid Off Immediately. If the Borrower shall sell, enter into a contract of sale, lease for a term of more than 6-years (including options to renew), lease with an option to purchase for any term, or transfer all or any part of the Property or an interest  therein, excluding (a) the creation of a lien or encumbrance subordinate to this Deed of Trust, (b) or a transfer by devise, descent, or by operation of law upon the death of a joint tenant, the Lender may, at its option declare the Note and any other obligations secured by this Deed of Trust, together with accrued interest thereon, immediately due and payable, in full. No waiver or the Lender’s right to accelerate shall be effective unless it is in writing.Lender further requires that no subordinating debt shall be allowed without Lender’s approval.

If Lender exercises such option to accelerate, Lender shall mail Borrower notice of acceleration in accordance with paragraph 14 hereof. Such notice shall provide a period of not less than 30 days from the date the notice is mailed within which Borrower may pay the sums declared due. If Borrower fails to pay such sums prior to the expiration of such period, Lender may, without further notice or demand on Borrower, invoke any remedies permitted by paragraph 17 hereof.

BORROWER AND LENDER FURTHER COVENANT AND AGREE AS FOLLOWS:

17. Assignment of Rents; Appointment of Receiver; Lender in Possession. As additional security hereunder, and without regard to the adequacy of any security for the indebtedness hereby secured, Borrower hereby assigns to Lender the rents of the Property, provided that Borrower shall, prior to acceleration under paragraph 18 hereof or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

Upon acceleration under paragraph 18 hereof or abandonment of the Property, Lender, in person, by Agent or by judicially appointed receiver shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents collected by Lender or the receiver shall be applied first to payment of the costs of management of the Property and collection of rents, including, but not limited to, receiver’s fees, premiums on receiver’s bonds and reasonable attorney’s fees, and then to the sums secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.

18. Upon default by Borrower in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Lender may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written Notice of Default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Trustee shall be entitled to rely upon the correctness of such notice. Lender also shall deposit with Trustee this Deed, said Note and all documents evidencing expenditures secured hereby.

After the lapse of such time as then may be required by law following the recordation of said Notice of Default and Notice of Sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said Notice of Sale, either as a whole or in separate parcels and in such order as it may determine (but subject to any statutory right of Trustor to direct the order in which said property, if consisting of several lots or parcels, shall be sold), at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property to sold, but without any covenant or warranty, expressed or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of; all sums expended under the terms hereof, not then repaid, with accrued interest at the rate prescribed in the Note; all other sums then secured thereby; and the remainder, if any, to the person or persons legally entitled thereto.

19. Future Advances. Upon request of Borrower, Lender, at Lender’s option prior to full reconveyance of the Property by Trustee to Borrower, may make Future Advances to Borrower. Such advances with interest thereon, shall be secured by this Deed of Trust when evidenced by promissory notes stating that said notes are secured hereby.

20. Reconveyance. Upon written request of Lender stating that all sums secured hereby have been paid, and upon surrender of this Deed and said Note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”  The Trustee may destroy said Note, this Deed or Trust (and any other documents related thereto) upon the first to occur of the following: 5 years after issuance of a full reconveyance; or, recordation of the Note and Deed of Trust in a form or medium which permits their reproduction for 5 years following issuance of a full reconveyance.

21. Substitution of Trustee. Lender, at Lender’s option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

22. Request for Notices. Borrower requests that copies of the notice of sale and notice of default be sent to Borrower’s address which is the Property Address.

23. Statement of Obligation. Lender may collect a fee, not to exceed the maximum amount permitted by law, for furnishing the  statement of obligations as provided by Chapter 107 of the Nevada Revised Statutes.

MISCELLANEOUS PROVISIONS

24. Construction or Home Improvement Loan. If the loan secured by this Deed of Trust is a construction or home improvement loan, Borrower is required to perform according to the terms and conditions of each agreement contained in any building, home improvement or similar agreement between the Borrower and Lender.

25. Acceptance by Lender of a Partial Payment After Notice of Default. By accepting partial payment (payments which do not satisfy a default or delinquency in full) of any sums secured by this Deed of Trust after a Notice of Default has been recorded, or by accepting late performance of any obligation secured by this Deed of Trust, or by adding any payment so made to the loan secured by this Deed of Trust, whether or not such payments are made pursuant to a court order, the Lender does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure to make any such prompt payment or to perform any such act. No exercise of any right or remedy of the Lender or Trustee under this Deed of Trust shall constitute a waiver of any other right or remedy contained in this Deed of Trust or provided by law.

REQUEST FOR SPECIAL NOTICE OF DEFAULT AND FORECLOSURE
UNDER SUPERIOR MORTGAGES OR DEEDS OF TRUST

In accordance with Chapter 107 of the Nevada Revised Statues, Request is hereby made by the undersigned Trustor that a copy of any default and a copy of any notice of sale under deed of trust recorded in Book __________, Page(s) ________, Instrument No.___________, Official Records of County Recorder of ___________________ County, Nevada. The original Trustor _________________________________________________and the original Trustee _________________________________________________________________________________ and the original Beneficiary __________________________________________________________________________________________
Mail to:

IN WITNESS WHEREOF, BORROWER HAS EXECUTED THIS DEED OF TRUST

Altair Nanotechnologies Inc., a Delaware corporation			Altair Nanotechnologies Inc., a Delaware corporation

	/s/ Alexander Lee	8/8/12		/s/ Stephen B. Huang	8/8/12
Borrower	By: Alexander Lee Its: Interim Chief Executive Officer	Date	Borrower	By: Stephen B. Huang Its: Chief Financial Officer and Corporate Secretary	Date

State of Nevada
County of

On ___________________________ before me,___________________________________________________________________,

personally appeared __________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Nevada that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

_________________________________________________________
Signature                                                                                                                                          (Seal)

REQUEST FOR FULL RECONVEYANCE

The undersigned is the holder of the note or notes secured by this Deed of Trust. Said note or notes, together with all other indebtedness secured by this Deed of Trust, have been paid in full. You are hereby directed to cancel said note or notes and this Deed of Trust, which are delivered hereby, and to reconvey, without warranty, all the estate now held by you under this Deed of Trust to the person or persons legally entitled thereto.

Signature of Beneficiary (the “LENDER”)	Date	Signature of Beneficiary (the “LENDER”)	Date

When recorded, mail to
Att: __________________________